SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2005

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32216 (Commission File Number)	47-0934168 (IRS Employer Identification No.)

1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)

Registrant's telephone number, including area code: (212) 634-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01	Regulation FD Disclosure.

On July 29, 2005, New York Mortgage Trust, Inc. (the "Company") issued a press release announcing the completion of its second securitization of high-credit quality, first-lien, adjustable rate and hybrid adjustable rate mortgage loans (collectively, "ARM" loans) in 2005. The securitization was completed on July 28, 2005 and is comprised of approximately $239.5 million of notes backed by high-credit quality, first-lien, ARM loans. A copy of the press release is being furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibit. Exhibit 99.1 is being furnished as an exhibit to this Current Report on Form 8-K.

99.1 Press Release, dated July 29, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEW YORK MORTGAGE TRUST, INC.

July 29, 2005	/s/ Michael I. Wirth Michael I. Wirth Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number 99.1	Description Press Release dated July 29, 2005